                                                                    Exhibit 99.1

(FRB | WEBER SHANDWICK LOGO)

                                      news

                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                            355 LEXINGTON AVENUE
                                                              NEW YORK, NY 10017

FOR FURTHER INFORMATION:
AT THE COMPANY:                               AT FRB | WEBER SHANDWICK:
T. Wilson Eglin                               Larry Stein       Diane Hettwer
Chief Executive Officer                       General Inquires  Analyst Inquires
(212) 692-7260                                (312) 640-6794    (312) 640-6760


FOR IMMEDIATE RELEASE
THURSDAY, OCTOBER 23, 2003

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                         THIRD QUARTER OPERATING RESULTS

NEW YORK, NY - OCTOBER 23, 2003 - LEXINGTON CORPORATE PROPERTIES TRUST (NYSE:LXP), a real estate investment trust, today announced results for its third quarter and nine months ended September 30, 2003.

YEAR-TO-DATE HIGHLIGHTS

         - Raised $150 million in net proceeds from common and preferred equity offerings;

         - Obtained $70 million equity commitment for new joint venture program;

         -        Closed $100 million unsecured credit facility;

         - Lowered balance sheet leverage from 46.7% of market capitalization at December 31, 2002 to 36.7% of market capitalization at September 30, 2003;

         - Acquired $203.5 million of properties which generate $19.6 million of annual net rental revenues, or 9.61% of the purchase price;

         - Leased 46,724 square feet at Columbia, Maryland property, raising portfolio occupancy to 99.5% and

         - Generated a total return to shareholders of 32.6% through October 22, 2003.

QUARTERLY RESULTS

Funds from operations were $18.27 million, or $0.45 per diluted share/unit for the third quarter of 2003, compared to $15.64 million, or $0.48 per diluted share/unit, for the third quarter of 2002. As a result of the common share and preferred share offerings in 2003, Lexington operated with greater cash balances and lower leverage than in 2002 and this reduced FFO per share.

Revenues for the third quarter of 2003 totaled $31.11 million, compared to revenues of $24.89 million for the same period last year. Net income allocable to common shareholders was $8.37 million in the third quarter of 2003, compared to $7.65 million for the same period last year.

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NINE MONTH RESULTS

For the nine months ended September 30, 2003, FFO were $44.77 million or $1.18 per diluted share/unit, which is net of the impact of $7.69 million ($0.20 per diluted share/unit) in debt satisfaction charges, compared to $46.10 million or $1.43 per diluted share/unit, for the same period last year. As a result of the common share and preferred share offerings in 2003, Lexington operated with greater cash balances and lower leverage than in 2002 and this reduced FFO per share.

Revenues for the nine months ended September 30, 2003 totaled $89.04 million, compared to revenues of $73.34 million for the same period last year. Net income allocable to common shareholders was $19.41 million, which includes $7.69 million in debt satisfaction charges and $1.14 million in gains on sales, for the nine months ended September 30, 2003 compared to $22.79 million, which includes $1.06 million in gains on sales, for the same period last year.

ACQUISITION VOLUME

During 2003, Lexington acquired ten properties for capitalized cost of $203.5 million, which generate annual net rental revenue of $19.6 million, or 9.61% of the purchase price. In connection with the purchase of five of these properties Lexington obtained $70.7 million in non-recourse mortgage notes, with a weighted average interest of 5.27%.

LEASING

During the quarter, Lexington signed a lease with Haverty Furniture Companies, Inc. for 46,724 square feet at its Columbia, Maryland retail property. The lease, which expires in September 2024, generates approximately $0.6 million of annual net rental revenue. This lease raised portfolio occupancy to 99.5% at September 30, 2003.

In addition, the tenant of Lexington's Hebron, Kentucky office property has exercised an option to terminate its lease in April 2004 by paying a penalty at such time of $0.9 million, which equals one year's rent.

DIVIDEND DECLARATION

The Company declared a dividend of $0.335 per common share for the third quarter of 2003, payable on November 14, 2003 to common shareholders of record on October 31, 2003. The Company also declared a dividend on its Cumulative Redeemable Preferred Shares of $0.503125 per preferred share, payable on November 17, 2003 to preferred shareholders of record on October 31, 2003.

CONFERENCE CALL

Management will discuss the financial results on a conference call today at 2pm Eastern Time. The toll-free dial in number is 800-867-0938 and the international number is 303-262-2175. The replay of the call will be available through October 30, 2003. The toll-free telephone number for the replay is 800-405-2236 or 303-590-3000, passcode 555920. The conference call can also be accessed on the internet at www.lxp.com and www.companyboardroom.com. A supplemental reporting package can be accessed in the Company Profile section at www.lxp.com.


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LEXINGTON POISED FOR GROWTH

Commenting on Lexington's results, T. Wilson Eglin, Chief Executive Officer and President, said, "During the first nine months of 2003, Lexington took several steps to enhance its balance sheet flexibility and capacity for future growth. This year we have added approximately $150 million of equity capital to our balance sheet, arranged a new unsecured credit facility of $100 million, and received a $70 million equity commitment for a newly-formed joint venture program. Our enhanced balance sheet has positioned the Company to take advantage of acquisition opportunities and I am pleased to report that our total acquisition volume for the year of $203.5 million exceeds the target that we established at the beginning of the year. We have approximately $100 million of property under letter of intent and are well-positioned to exceed our previous record annual investment activity of $277 million."

TENTH ANNIVERSARY

Mr. Eglin continued, "Yesterday marked the tenth anniversary of our listing on the New York Stock Exchange and we are very proud of what Lexington has accomplished during this time. Our equity base has grown from approximately $85 million to almost $900 million today and our assets under management have grown from $200 million to more than $1.6 billion. Most importantly, the total return to our shareholders has been 247% and we have grown dividends per share every year. As we head into our second decade as a public company, our management team is energized by the opportunities ahead of us and committed to extending our long track record of creating shareholder value."

ABOUT LEXINGTON

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday, October 22, 2003 at $20.08 per share. Lexington preferred shares, with an annualized dividend of $2.0125 per preferred share, closed Wednesday, October 22, 2003 at $26.90 per share. Additional information about Lexington is available at www.lxp.com.



                             Financial tables follow


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,              SEPTEMBER 30,
                                                                  2003          2002          2003          2002
                                                                --------      --------      --------      --------
Revenues:
     Rental                                                     $ 28,651      $ 23,130      $ 82,673      $ 68,217
     Equity in earnings of non-consolidated entities               1,325         1,468         3,900         3,831
     Advisory fees                                                   273            --           953            --
     Interest and other                                              862           294         1,512         1,294
                                                                --------      --------      --------      --------
                                                                  31,111        24,892        89,038        73,342
                                                                --------      --------      --------      --------
Expenses:
     Interest                                                      8,205         8,392        26,857        24,662
     Debt satisfaction charges                                        --            --         7,685            --
     Depreciation                                                  6,960         5,218        20,113        15,403
     General and administrative                                    2,648         1,359         7,399         4,122
     Property operating                                            1,163           496         2,818         1,744
     Amortization                                                    557           481         1,601         1,425
                                                                --------      --------      --------      --------
                                                                  19,533        15,946        66,473        47,356
                                                                --------      --------      --------      --------

Income from continuing operations before minority interests       11,578         8,946        22,565        25,986
Minority interests                                                 1,654         1,452         2,840         4,200
                                                                --------      --------      --------      --------
Income from continuing operations                                  9,924         7,494        19,725        21,786
                                                                --------      --------      --------      --------

Discontinued operations:
     Income from discontinued operations                              38           113           340           645
     Gains on sales of properties                                     --            39         1,143         1,055
                                                                --------      --------      --------      --------
     Total discontinued operations                                    38           152         1,483         1,700
                                                                --------      --------      --------      --------
Net income                                                         9,962         7,646        21,208        23,486
Dividends attributable to preferred shares - Series A                 --            --            --          (693)
Dividends attributable to preferred shares - Series B             (1,590)           --        (1,802)           --
                                                                --------      --------      --------      --------
Net income allocable to common shareholders                     $  8,372      $  7,646      $ 19,406      $ 22,793
     Depreciation and amortization                                 7,109         5,261        20,330        15,636
     Minority interests-OP Units                                   1,603         1,422         2,704         4,108
     Amortization of leasing commissions                             206           174           606           522
     Joint venture adjustment-depreciation                           978         1,173         2,867         3,399
     Gains on sales of properties                                     --           (39)       (1,143)       (1,055)
     Series A preferred dividends                                     --            --            --           693
                                                                --------      --------      --------      --------
Funds from operations                                           $ 18,268      $ 15,637      $ 44,770      $ 46,096
                                                                ========      ========      ========      ========

Rent below GAAP revenue(1)                                      $    868      $    526      $  3,018      $  1,752
                                                                ========      ========      ========      ========

Per share/unit
     Basic net income                                           $   0.24      $   0.28      $   0.60      $   0.87
     Diluted net income                                         $   0.24      $   0.28      $   0.58      $   0.85
     Funds from operations(2)-basic                             $   0.46      $   0.48      $   1.18      $   1.44
     Funds from operations(2)-diluted                           $   0.45      $   0.48      $   1.18      $   1.43

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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                   09/30/03          12/31/02
Real estate, at cost                             $  1,083,759      $    913,370
Accumulated depreciation                             (155,619)         (134,220)
Investment in non-consolidated entities                55,930            54,261
Cash and cash equivalents                              12,505            12,097
Deferred assets                                         8,830             8,168
Rent receivable - current                                  --             3,535
Rent receivable - deferred                             23,426            20,115
Other assets                                           26,437            25,145
                                                 ------------      ------------
                                                 $  1,055,268      $    902,471
                                                 ============      ============

Mortgages and notes payable                      $    497,816      $    491,517
Other liabilities                                      16,230            17,323
Prepaid rent                                            3,646                --
Minority interests                                     54,345            56,846
Shareholders' equity                                  483,231           336,785
                                                 ------------      ------------
                                                 $  1,055,268      $    902,471
                                                 ============      ============

Common shares                                      35,246,803        30,030,048
Preferred shares-Series B                           3,160,000                --
Operating partnership units                         5,198,691         5,257,365
                                                 ------------      ------------
                                                   43,605,494        35,287,413
                                                 ============      ============

(1) Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

(2) The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                           THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                             SEPTEMBER 30,                    SEPTEMBER 30,
                                                                         2003             2002            2003             2002
                                                                     ------------     ------------    ------------     ------------
EARNING PER SHARE

BASIC
Income from continuing operations                                    $      9,924     $      7,494    $     19,725     $     21,786
Less preferred dividends                                                   (1,590)              --          (1,802)            (693)
                                                                     ------------     ------------    ------------     ------------
Income allocable to common shareholders from continuing
operations - basic                                                          8,334            7,494          17,923           21,093
Total income from discontinued operations - basic                              38              152           1,483            1,700
                                                                     ------------     ------------    ------------     ------------
Net income allocable to common shareholders                          $      8,372     $      7,646    $     19,406     $     22,793
                                                                     ============     ============    ============     ============

Weighted average number of common shares outstanding                   34,780,279       27,165,248      32,579,011       26,095,976
                                                                     ============     ============    ============     ============
Per share data:
Income from continuing operations                                    $       0.24     $       0.27    $       0.55     $       0.81
Income from discontinued operations                                            --             0.01            0.05             0.06
                                                                     ------------     ------------    ------------     ------------
Net income                                                           $       0.24     $       0.28    $       0.60     $       0.87
                                                                     ============     ============    ============     ============

DILUTED
Income allocable to common shareholders from continuing
operations-basic                                                     $      8,334     $      7,494    $     17,923     $     21,093
Adjustments:
   Incremental income attributed to assumed conversion of
      dilutive securities                                                      --            1,408           2,701            4,073
                                                                     ------------     ------------    ------------     ------------
Income allocable to common shareholders from
   continuing operations-diluted                                            8,334            8,902          20,624           25,166
Total income from discontinued operations - diluted                            38              166           1,598            1,852
                                                                     ------------     ------------    ------------     ------------
Net income allocable to common shares - diluted                      $      8,372     $      9,068    $     22,222     $     27,018
                                                                     ============     ============    ============     ============

Weighted average number of shares used in calculation
   of basic earnings per share                                         34,780,279       27,165,248      32,579,011       26,095,976
Add incremental shares representing:
         Shares issuable upon exercises of employee share options         193,151          253,723         188,988          237,387
         Shares issuable upon conversion of dilutive securities                --        5,258,930       5,221,564        5,281,129
                                                                     ------------     ------------    ------------     ------------
Weighted average number of shares used in calculation of
   diluted earnings per common share                                   34,973,430       32,677,901      37,989,563       31,614,492
                                                                     ============     ============    ============     ============
Per share data:
Income from continuing operations - diluted                          $       0.24     $       0.27    $       0.54     $       0.80
Income from discontinued operations - diluted                                  --             0.01            0.04             0.05
                                                                     ------------     ------------    ------------     ------------
Net income - diluted                                                 $       0.24     $       0.28    $       0.58     $       0.85
                                                                     ============     ============    ============     ============

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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                         THREE MONTHS ENDED               NINE MONTHS ENDED
                                                           SEPTEMBER 30,                    SEPTEMBER 30,
                                                       2003            2002             2003             2002
                                                   ------------    ------------     ------------     ------------
FUNDS FROM OPERATIONS

BASIC AND DILUTED
Net income allocable to common shareholders        $      8,372    $      7,646     $     19,406     $     22,793
Adjustments:
Depreciation and amortization                             7,109           5,261           20,330           15,636
Minority interests-OP Units                               1,603           1,422            2,704            4,108
Amortization of leasing commissions                         206             174              606              522
Joint venture adjustment-depreciation                       978           1,173            2,867            3,399
Gains on sale of properties                                  --             (39)          (1,143)          (1,055)
Preferred dividends-Series A                                 --              --               --              693
                                                   ------------    ------------     ------------     ------------
Funds from operations                              $     18,268    $     15,637     $     44,770     $     46,096
                                                   ============    ============     ============     ============

BASIC
Weighted average shares outstanding-basic EPS        34,780,279      27,165,248       32,579,011       26,095,976
Operating partnership units                           5,202,975       5,258,930        5,221,564        5,281,129
Preferred shares - Series A                                  --              --               --          732,601
                                                   ------------    ------------     ------------     ------------
Weighted average shares outstanding-basic FFO        39,983,254      32,424,178       37,800,575       32,109,706
                                                   ============    ============     ============     ============
                    FFO per share                  $       0.46    $       0.48     $       1.18     $       1.44
                                                   ============    ============     ============     ============
DILUTED
Weighted average shares outstanding-diluted EPS      34,973,430      32,677,901       37,989,563       31,614,492
Operating partnership units                           5,202,975              --               --               --
Preferred shares - Series A                                  --              --               --          732,601
                                                   ------------    ------------     ------------     ------------
Weighted average shares outstanding-diluted FFO      40,176,405      32,677,901       37,989,563       32,347,093
                                                   ============    ============     ============     ============
                    FFO per share                  $       0.45    $       0.48     $       1.18     $       1.43
                                                   ============    ============     ============     ============




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